UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

(808) 829-1057

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed in that Current Report on Form 8-K (the “Prior 8-K”) filed by Collective Audience, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on June 12, 2025, on June 6, 2025, the Company entered into an Equity Purchase Agreement (the “Purchase Agreement”) with NYIAX, Inc. (“Parent” or “NYIAX”), NYIAX Marketing and Advertising Solutions, Inc. (“Purchaser”) and wholly-owned subsidiary of Parent, Gregg Greenberg (“Greenberg”, and collectively with CAUD, the “Seller Parties” and each individually, a “Seller Party”), and Peter Bordes, as Seller Representative. Pursuant to the Purchase Agreement, Purchaser agreed to acquire from CAUD and Greenberg all of the issued and outstanding capital stock of The Odyssey S.A.S. (dba “BeOp”, a French société par actions simplifiée, “BEOP”) and all of the equity interests in DSL Digital LLC, a Utah limited liability company (“DSL”, and together with BEOP, the “Acquired Companies”) (the “Transaction”). CAUD owns 100% of BEOP and 51% of DSL, with Greenberg owning the remaining 49% of DSL. Upon closing of the Transaction, BEOP and DSL will be wholly-owned businesses of NYIAX. The closing of the Transaction was subject to satisfaction of closing conditions, including the approval of the stockholders of CAUD.

As previously disclosed in that Current Report on Form 8-K (the “5.07 8-K”) filed by the Company with the Commission on July 23, 2025, on July 17, 2025, the Company held a special meeting of stockholders of the Company (the “Special Meeting”) in a virtual format whereby the Company’s stockholders approved the Transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 29, 2025 (the “Closing Date”), the Transaction was consummated. Purchaser acquired (i) 100% of the capital stock of BEOP from CAUD, and (ii) 100% of the equity interests in DSL from CAUD and Greenberg, in exchange for the issuance by Parent of shares of its common stock (the “Consideration Shares”) to CAUD and Greenberg.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 2.1 to the Prior 8-K, which is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, NYIAX or any other parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, NYIAX or any other parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

On August 29, 2025, following the closing of the Transaction, Peter Bordes, Christopher Hardt, Elisabeth DeMarse, Denis Duncan and Andrew Kraft resigned as directors of the Company.

Also on August 29, 2025, following the closing of the Transaction, Peter Bordes and Gerald Garcia resigned as CEO and CFO of the Company, respectively.

None of the resignations were as the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

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Appointments

On August 29, 2025, following the closing of the Transaction, Jeffrey Tirman was appointed as CEO, CFO, Secretary and sole director of the Company.

Mr. Tirman, 61, has over 30 years of international investment and corporate management experience, specializing in discrete corporate transactions, senior corporate strategy development and management, turnarounds, and restructurings (operational and financial). Since beginning his career, Mr. Tirman has executed and structured several complex international corporate transactions both on behalf of independent shareholders and as primary shareholder. Mr. Tirman has also negotiated, executed and participated in numerous types of transactions, including public listings, spin-offs, administration proceedings, organizing and leading creditor committees, corporate rationalizations, acquisitions and divestitures, and balance sheet refinancing, as well as analyzing and executing numerous debt and equity investments and capital structure arbitrage positions. Mr. Tirman founded Abri Advisors Ltd, in 2016 to invest across a variety of asset classes, and to provide corporate advisory services focused on corporate turnarounds and restructuring.

Mr. Tirman also serves as the managing member and a director of Abri Ventures I, LLC.

From 2009 through 2014, Mr. Tirman was an adjunct professor of Advanced Corporate Finance for the Master of Sciences in Finance (MScF) program at l’Ecole des Hautes Etudes Commerciales (HEC) in Lausanne, Switzerland, which is a joint effort between l’Université de Lausanne (UNIL), Ecole Polytechnique Fédérale de Lausanne (EPFL) and the Federal Swiss Banking and Finance Institute. From 2011 through 2013, Mr. Tirman was also a guest lecturer on Credit Markets and Credit Risk for the Asset and Wealth Management Executive MBA (AWEMBA) program at the HEC, which was a joint program between University of Lausanne and the Tepper School of Management at Carnegie Mellon University, in Pennsylvania, USA. Mr. Tirman’s lectures focused on risk assessment and analysis. Mr. Tirman holds an MBA in Corporate Tax & Accounting from Tulane University and a BA in Economics & Finance at the University of Arkansas.

There is no arrangement or understanding between Mr. Tirman and any other person pursuant to which Mr. Tirman was selected as director or executive officer of the Company. There are no family relationships between Mr. Tirman and any of the Company’s former directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. There are no plans, contracts or arrangements or amendments to any plans, contracts or arrangements, that were entered into with Mr. Tirman in connection with his election to the Board, nor were there any equity compensation grants or stock option awards issued, or expected to be issued, to Mr. Tirman in connection therewith. Except as previously disclosed, Mr. Tirman is not a participant in, nor is he to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE AUDIENCE, INC.
Dated: September 5, 2025

	By:	/s/ Jeffrey Tirman
	Name:	Jeffrey Tirman
	Title:	Chief Executive Officer

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